UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 16, 2001

ASTORIA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:	(516) 327-3000

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8.     NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

      The following Exhibits are furnished as part of this report:

99.1	Slide presentation Astoria Financial Corporation intends to deliver to shareholders during its Annual Meeting of Shareholders held on May 16, 2001. The presentation contains, among other things, a review of financial results and trends through the period ended March 31, 2001.

ITEM 9. REGULATION FD DISCLOSURE.

      On May 16, 2001, Astoria Financial Corporation intends to hold its Annual Meeting of Shareholders and make a slide presentation which included, among other things, a review of financial results and trends through the period ended March 31, 2001.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/S/ Peter J. Cunningham Peter J. Cunningham First Vice President and Director of Investor Relations

Dated:	May 16, 2001

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation Astoria Financial Corporation intends to deliver to shareholders during its Annual Meeting of Shareholders held on May 16, 2001. The presentation contains, among other things, a review of financial results and trends through the period ended March 31, 2001.

3